UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): August 6, 2007

Liberty Global, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	000-51360	20-2197030
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification #)

12300 Liberty Boulevard Englewood, CO 80112

 (Address of Principal Executive Office)

(303) 220-6600

 (Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02            RESULTS OF OPERATIONS AND FINANCIAL CONDITION / ITEM 7.01 REGULATION FD DISCLOSURE

Liberty Global, Inc. (Liberty Global) indirectly owns 49.7% of Telenet Group Holding NV (Telenet).  Telenet, a consolidated subsidiary of Liberty Global, is a separate public company with shares listed on the Euronext Brussels Stock Exchange under the ticker symbol TNET.  Telenet is a leading provider of cable television, high-speed Internet access and fixed and mobile telephony services in Belgium.  The consolidated financial statements of Telenet have been prepared in accordance with International Financial Reporting Standards as adopted by the European Union (GAAP).

On August 6, 2007, and pursuant to Euronext Brussels Stock Exchange rules, Telenet publicly announced in Belgium its results for the first half of 2007 by issuing a press release. The full text of that press release, appearing in Exhibit 99.1 hereto, is incorporated herein by reference.

That attached document is furnished under both Item 2.02 “Results of Operations and Financial Condition” and Item 7.01 “Regulation FD Disclosure.”

The attached document refers to Telenet’s historical “EBITDA” and “Free Cash Flow.” EBITDA and Free Cash Flow are non-GAAP financial measures within the meaning of Regulation G. A reconciliation of Telenet’s historical EBITDA and Free Cash Flow to the most directly comparable GAAP financial measures for the indicated interim periods is presented below (in millions):

	Three months ended June 30,		Six months ended June 30,
	2007	2006	2007	2006
Telenet:

EBITDA	€111.6	€93.8	€217.9	€182.5
Depreciation and amortization	(58.2)	(56.5)	(114.4)	(108.5)
Operating income	€53.4	€37.3	€103.5	€74.0

Cash provided by operating activities	€94.9	€79.1	€189.3	€142.9
Cash used in investing activities	(52.0)	(49.9)	(100.8)	(98.8)
Free cash flow	€42.9	€29.2	€88.5	€44.1

Telenet defines (i) EBITDA as earnings before interest expense, income taxes, depreciation and amortization and (ii) Free Cash Flow as cash flow from operating activities less cash used in investing activities.

EBITDA and Free Cash Flow are important metrics by which Telenet’s management evaluate the performance of Telenet’s business.  We believe that investors should have access to the same metrics.  These non-GAAP financial measures should be considered in addition to results prepared in accordance in GAAP, but should not be considered a substitute for or superior to GAAP results.

Forward-Looking Statements

The press release appearing in Exhibit 99.1 contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including statements regarding Telenet’s 2007 annual forecast, financial and subscriber trends, and business, product and marketing strategies. These forward-looking statements involve certain risks and uncertainties that could cause actual results to differ materially from those expressed or implied by these statements. These risks and uncertainties include the continued use by subscribers and potential subscribers of Telenet’s services, changes in technology, regulation and competition, Telenet’s ability to achieve expected operational efficiencies and economies of scale, Telenet’s ability to generate expected revenue and operating cash flow and achieve assumed margins including, to the extent annualized figures imply forward-looking projections, continued performance comparable with the period annualized, as well as other factors that may be applicable to Telenet and its business detailed from time to time in Liberty Global’s filings with the Securities and Exchange Commission.  These forward-looking statements speak only as of the date of this release. Liberty Global expressly disclaims any obligation or undertaking to disseminate any updates or revisions to any guidance and other forward-looking statement contained herein to reflect any change in Liberty Global’s or Telenet’s expectations with regard thereto or any change in events, conditions or circumstances on which any such statement is based.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LIBERTY GLOBAL, INC.

	By:	/s/ RANDY L. LAZZELL
Randy L. Lazzell
Vice President

Date: August 6, 2007

EXHIBIT INDEX

Exhibit No.	Name
99.1	Press Release